UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, Tellurian Inc. (the “Tellurian” or the “Company”) issued a press release announcing that Daniel A. Belhumeur, 45, has been appointed President of the Company, effective as of December 8, 2023. Mr. Belhumeur has served as the General Counsel of Tellurian since February 2017 and as Chief Compliance Officer of Tellurian since March 2017. Octávio Simões remains Chief Executive Officer of the Company, and he and Mr. Belhumeur shall be jointly responsible for overseeing the operations and executive functions of the Company. In addition, effective as of December 8, 2023, the board of directors of the Company (the “Board”) removed Mr. Belhumeur as General Counsel and Chief Compliance Officer of the Company and appointed Meredith Mouer as General Counsel and Chief Compliance Officer. No changes to the compensation of Mr. Belhumeur or Mr. Simões have been made in connection with the leadership changes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 8, 2023, the Board amended and restated the Amended and Restated By-Laws of the Company effective as of September 20, 2017 (the “By-Laws”) so as to delete in its entirety the first sentence of Article IV, Section 2 of the By-Laws, which previously read “The president shall be the chief executive officer of the corporation” (the “Second Amended and Restated By-Laws”).  The description of the Seconded Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Seconded Amended and Restated By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 11, 2023, Tellurian issued the press release referenced in Item 5.02, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws of Tellurian Inc. effective as of December 8, 2023.

99.1	Press release, “Tellurian Board of Directors names Daniel Belhumeur as President, Meredith Mouer as General Counsel and Chief Compliance Officer”, dated December 11, 2023, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: December 11, 2023	By:	/s/ Simon G. Oxley
	Name: Title:	Simon G. Oxley Executive Vice President and Chief Financial Officer